EXHIBIT 99.2
                                 ------------

                                A Confirmation

[GRAPHIC OMITTED]
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:             April 27, 2006

TO: The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB

ATTENTION:        Courtney Barhalomew
TELEPHONE:        212-815-3236
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement



REFERENCE NUMBER: FXNEC8164

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of April 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 2 of 13



      Sienna LLC, as a seller Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:         Rate Cap

      Notional Amount:             With respect to any Calculation Period, the
                                   amount set forth for such period in the
                                   attached Schedule of Notional Amounts..

      Trade Date:                  April 24, 2006

      Effective Date:              May 25, 2006

      Termination Date:            December 25, 2010

      Fixed Amount (Premium):

         Fixed Rate Payer:         Counterparty; provided that the payment of
                                   the Fixed Amount to BSFP has been made on behalf of the Counterparty by Deutsche Bank
                                   Securities Inc. from the proceeds of the sale of the Certificates

         Fixed Rate Payer
         Payment Date:             April 27, 2006

         Fixed Amount:             USD 693,000

      Floating Amounts:

         Floating Rate Payer:      BSFP

         Cap Rate:                 5.30000%

         Floating Rate Payer
         Period End Dates:         The 25th calendar day of each month during
                                   the Term of this Transaction, commencing
                                   June 25, 2006 and ending on the Termination
                                   Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:            Early Payment shall be applicable. The
                                   Floating Rate Payer Payment Dates shall be one Business Day preceding each

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 3 of 13



                                   Floating Rate Payer Period End Date.

         Floating Rate Option:     USD-LIBOR-BBA; provided, however, that if
                                   the Floating Rate determined from such
                                   Floating Rate Option for any Calculation
                                   Period is greater than 8.80000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.80000%.

         Designated Maturity:      One month

         Floating Rate Day
         Count Fraction:           30/360

         Reset Dates:              The first day of each Calculation Period.

         Compounding:              Inapplicable

      Business Days for payments:  New York

      Business Day Convention:     Following

3.    Additional Provisions:       Each party hereto is hereby advised and
                                   acknowledges that the other party has
                                   engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 4 of 13


(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.


5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 5 of 13




Party required to             Form/Document/                       Date by which to
deliver document              Certificate                          be delivered

BSFP and                      Any document required                Promptly after the
the Counterparty              or reasonably                        earlier of (i) reasonable
                              requested to allow                   demand by either party or
                              the other party to                   (ii) learning that such
                              make payments under                  form or document is
                              this Agreement                       required
                              without any deduction
                              or withholding for or
                              on the account of any
                              Tax or with such
                              deduction or
                              withholding at a
                              reduced rate


(2)   Other documents to be delivered are:


Party required             Form/Document/                 Date by which to             Covered by Section 3(d)
to deliver                 Certificate                    be delivered                 Representation
document

BSFP and                   Any documents                  Upon the                     Yes
the Counterparty           required by the                execution and
                           receiving party to             delivery of
                           evidence the                   this Agreement
                           authority of the               and such
                           delivering party or            Confirmation
                           its Credit Support
                           Provider, if any,
                           for it to execute
                           and deliver this
                           Agreement, any
                           Confirmation , and
                           any Credit Support
                           Documents to which
                           it is a party, and
                           to evidence the
                           authority of the
                           delivering party or
                           its Credit Support
                           Provider to perform
                           its obligations
                           under this
                           Agreement, such
                           Confirmation and/or
                           Credit Support




Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust
2006-14CB
April 27, 2006
Page 6 of 13



Party required             Form/Document/                 Date by which to             Covered by Section 3(d)
to deliver                 Certificate                    be delivered                 Representation
document
                           Document, as the case
                           may be

BSFP and                   A certificate of an            Upon the                     Yes
the Counterparty           authorized officer of          execution and
                           the party, as to the           delivery of
                           incumbency and                 this Agreement
                           authority of the               and such
                           respective officers            Confirmation
                           of the party signing
                           this Agreement, any
                           relevant Credit
                           Support Document, or
                           any  Confirmation, as
                           the case may be

Counterparty               An executed copy of            Upon request                 No
                           the Pooling and                from BSFP
                           Servicing Agreement.


6) Miscellaneous. Miscellaneous

(a)   Address for Notices: For the purposes of Section 12(a) of this
      Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 7 of 13



      Address for notices or communications to the Counterparty:

            Address:    The Bank of New York
                        101 Barclay Street-8W
                        New York, New York 10286
            Attention:  Corporate Trust MBS Administration, CWALT, Series
                        2006-14CB
            Facsimile:  212-815-3986
            Phone:      212-815-3236

            (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 8 of 13


(h)   Governing Law.       The parties to this Agreement hereby agree that the
      law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.


(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 9 of 13

Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g)  Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--


            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 10 of 13


5.    Account Details and
      Settlement Information: Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA Number: 021-000-018
                              GLA Number:  111-565
                              For further credit to: TAS A/C 580667
                              Attention: Arthur Rea
                              Tel: (212) 815-4800

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 11 of 13



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:  /s/ Leticia Chevere
     -----------------------------
     Name:  Leticia Chevere
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-14CB


By:  /s/ Maria Tokarz
     ------------------------
     As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
     Name:  Maria Tokarz
     Title: Assistant Treasurer





am

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 12 of 13


                         SCHEDULE OF NOTIONAL AMOUNTS

     From and including          To but excluding           Notional Amount
     ------------------          ----------------           ---------------
                                                                 (USD)
                                                                 -----
       Effective Date                6/25/2006               54,842,500.00
         6/25/2006                   7/25/2006               54,810,000.00
         7/25/2006                   8/25/2006               54,777,500.00
         8/25/2006                   9/25/2006               54,745,000.00
         9/25/2006                  10/25/2006               54,712,500.00
         10/25/2006                 11/25/2006               54,680,000.00
         11/25/2006                 12/25/2006               54,647,500.00
         12/25/2006                  1/25/2007               54,615,000.00
         1/25/2007                   2/25/2007               54,582,500.00
         2/25/2007                   3/25/2007               54,550,000.00
         3/25/2007                   4/25/2007               54,517,500.00
         4/25/2007                   5/25/2007               54,485,000.00
         5/25/2007                   6/25/2007               54,452,500.00
         6/25/2007                   7/25/2007               54,420,000.00
         7/25/2007                   8/25/2007               54,387,500.00
         8/25/2007                   9/25/2007               54,355,000.00
         9/25/2007                  10/25/2007               54,322,500.00
         10/25/2007                 11/25/2007               54,290,000.00
         11/25/2007                 12/25/2007               54,257,500.00
         12/25/2007                  1/25/2008               54,225,000.00
         1/25/2008                   2/25/2008               54,192,500.00
         2/25/2008                   3/25/2008               54,160,000.00
         3/25/2008                   4/25/2008               54,127,500.00
         4/25/2008                   5/25/2008               54,095,000.00
         5/25/2008                   6/25/2008               54,062,500.00
         6/25/2008                   7/25/2008               54,030,000.00
         7/25/2008                   8/25/2008               53,997,500.00
         8/25/2008                   9/25/2008               53,965,000.00
         9/25/2008                  10/25/2008               53,932,500.00
         10/25/2008                 11/25/2008               53,900,000.00
         11/25/2008                 12/25/2008               53,867,500.00
         12/25/2008                  1/25/2009               53,835,000.00
         6/25/2009                   7/25/2009               37,011,301.53
         7/25/2009                   8/25/2009               34,270,551.66
         8/25/2009                   9/25/2009               31,614,184.37
         9/25/2009                  10/25/2009               29,040,793.86
         10/25/2009                 11/25/2009               26,548,997.66
         11/25/2009                 12/25/2009               24,137,436.26

Reference Number: FXNEC8164
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-14CB
April 27, 2006
Page 13 of 13



         12/25/2009                  1/25/2010               21,804,772.69
         1/25/2010                   2/25/2010               19,549,692.20
         2/25/2010                   3/25/2010               17,370,901.85
         3/25/2010                   4/25/2010               15,267,130.17
         4/25/2010                   5/25/2010               13,237,126.79
         5/25/2010                   6/25/2010               11,279,662.11
         6/25/2010                   7/25/2010                9,393,526.95
         7/25/2010                   8/25/2010                7,577,532.21
         8/25/2010                   9/25/2010                5,830,508.54
         9/25/2010                  10/25/2010                4,151,306.00
         10/25/2010                 11/25/2010                2,538,793.77
         11/25/2010              Termination Date              991,859.81